EXHIBIT 99



        Premier Auto Trust 1999-1 Structural and Collateral Materials

         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at 212-449-3659.

                                $1,359,367,000

                          Premier Auto Trust 1999-1


                        CHRYSLER FINANCIAL CORPORATION
                             Seller and Servicer



                           COMPUTATIONAL MATERIALS





The following 11 pages only may be distributed to potential purchasers

The Computational Materials form MUST accompany every Computational Materials package.





                                                     BEAR, STEARNS & CO. INC.

         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Bear, Stearns & Co. Inc. ("Bear Stearns") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns Trading Desk at 212-272-4955.

         General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns by calling the telephone number listed above.

[Bear Sterns Logo]

         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Chase Securities Inc. ("Chase Securities") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Chase Securities Trading Desk at 212-834-3720.

         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Trading Desk at 212-761-2248.

[EXCLUSIVELY FOR SALOMON SMITH BARNEY INC.]


                           Computational Materials

                  Premier Auto Trust 1999-1 Retail Auto ABS
                  -----------------------------------------


                $1,359,367,000 Retail Auto Asset-Backed Notes

                      Chrysler Financial Company L.L.C.
                             Seller and Servicer


                $520,000,000 Class A-2 [ ]% Asset-Backed Notes
                $510,000,000 Class A-3 [ ]% Asset-Backed Notes
                $329,367,000 Class A-4 [ ]% Asset-Backed Notes


                                Computational
                                  Materials

Neither the Issuer of the Notes nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 783-3727.

         The information contained in the attached materials is referred to as the "Information".

         The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Salomon Smith Barney Inc. ("Salomon") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at 212-783-3727.

                          Premier Auto Trust 1999-1
           Chrysler Financial Company L.L.C., Seller and Servicer

                             Subject to Revision
                       Term Sheet dated March 2, 1999

Issuer ...................... Premier Auto Trust 1999-1 (the "Trust" or the
                              "Issuer").

Seller....................... Chrysler Financial Company L.L.C. (the "Seller"
                              or "CFC").

Servicer..................... CFC (in such capacity, the "Servicer").

Indenture Trustee ........... The First National Bank of Chicago, as trustee under the Indenture (the "Indenture Trustee").

Owner Trustee ............... Chase Manhattan Bank Delaware, as trustee under the Trust Agreement (the "Owner Trustee").

The Notes.................... (i) Class A-1 _____% Asset Backed Notes (the
                              "Class A-1 Notes") in the aggregate initial principal amount of $325,000,000.00;

                              (ii) Class A-2 ____% Asset Backed Notes (the
                              "Class A-2 Notes") in the aggregate initial principal amount of $520,000,000.00;

                              (iii) Class A-3 _____% Asset Backed Notes (the "Class A-3 Notes") in the aggregate initial principal amount of $510,000,000.00; and

                              (iv) Class A-4 _____% Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Notes") in the aggregate initial principal amount of $329,367,000.00.

The Certificates ............ The Trust will also issue Asset Backed
                              Certificates (the "Certificates" and, together with the Notes, the "Securities") with an aggregate initial Certificate Balance of $65,625,000.00. The Certificates will represent fractional undivided interests in the Trust and will be issued pursuant to the Trust Agreement. The Certificates will not bear interest. No principal will be paid on the Certificates until the Notes have been paid in full.

The Receivables.............. On the Closing date, the Trust will purchase a pool of motor vehicle retail installment sale contracts (the "Receivables") having an aggregate principal balance of $1,819,991,785.21 (the "Initial Pool Balance") as of February 24, 1999 (the "Cutoff Date"). The "Pool Balance" will represent the aggregate principal balance of the Receivables at the end of a calendar month (the "Collection Period"), after giving effect to all payments received from obligors, purchase amounts to be remitted by the Servicer or the Seller, as the case may be, all for such Collection Period, and all losses realized on Receivables liquidated during such Collection Period.

Terms of the Notes:

A. Payment Dates............. Interest and principal payments on the Notes will be made on the eighth day of each month
                              (each, a "Payment Date"), beginning April 8,
                              1999. If the eighth is not a business day, then the payments will be made on the following business day.

B. Interest Rates ........... The Notes will have fixed interest rates.

C. Interest ................. Interest on the outstanding principal amount of any Class of Notes, other than the Class A-1
                              Notes, will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Payment Date) or from the eighth day of the month preceding the month of a Payment Date to and including the seventh day of the month of such Payment Date (each, an "Interest Accrual Period"). Interest on the outstanding principal amount of the Class A-1 Notes will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Payment
                              Date) or from the m ost recent Payment Date on which interest has been paid to but excluding the following Payment Date (each, a "Class A-1 Interest Accrual Period"). Interest on each class of Notes, other than the Class A-1 Notes, will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the Class A-1 Interest Accrual Period divided by 360.

D. Principal................. No principal payments will be made (i) on the
                              Class A-2 Notes until the Class A-1 Notes have been paid in full; (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full; or (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                              The outstanding principal amount of the Class A-1 Notes, to the extent not previously paid, will be payable on the December 1999 Payment Date (the "Class A-1 Final Scheduled Payment Date"); the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the July 2001 Payment Date (the "Class A-2 Final Scheduled Payment Date"); the outstanding principal amount of the Class A-3 Notes, to the extent not previously paid, will be payable on the November 2002 Payment Date (the "Class A-3 Final Scheduled Payment Date"); and the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the October 2003 Payment Date (the "Class A-4 Final Scheduled Payment Date").

                              The principal of the Notes payable on each Payment Date shall generally equal (i) the amount of principal that was collected on the Receivables during the calendar month and (ii) Excess Interest Collections. "Excess Interest Collections" are the interest collections on the Receivables that remain after payment of
                              (a) the Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates), (b) the interest due on the Notes, and (c) the amount, if any, required to be d eposited in the Reserve Account on such Payment Date. During the Release Period, the principal available to be paid on the Notes on each Payment Date shall be reduced by the Cash Release Amount as described under "Overcollateralization and Release of Initial Overcollateralization Amount".

E. Optional Redemption ...... The outstanding Class A-4 Notes will be subject to redemption in whole, but not in part, on any Payment Date by the Servicer when the Pool Balance has declined to 10% or less of the Initial Pool Balance.

Overcollateralization
  and Release of
  Initial
  Overcollateralization
  Amount..................... The Initial Pool Balance, $1,819,991,785.21,
                              will exceed the $1,749,992,000.00 initial aggregate principal amount of the Securities (the "Initial Securities Principal Balance"), by an amount equal to $69,999,785.21 (the "Initial Overcollateralization Amount"), which amount is approximately 4.00% of the Initial Securities Principal Balance. Unless offset by losses on the Receivables or the release of cash during the Release Period as described below, the distribution of the Excess Interest Collections, if any, on a Payment Date is expected to cause the aggregate principal amount of the Notes to decrease faster than the Pool Balance decreases, thereby increasing the Overcollateralization Amount. The
                              "Overcollateralization Amount" in respect of a Payment Date is equal to (a) the Pool Balance as of the end of the related Collection Period (the "Related Pool Balance") minus (b) the aggregate outstanding amount of Securities after giving effect to payments made on the Securities on such Payment Date.

                              Subject to the conditions set forth below, on each Payment Date during the Release Period (as defined below), an amount (the "Cash Release Amount") will be released to Premier Receivables

                              L.L.C. (the "Company"). The Cash Release Amount shall be the greater of:

                                   (i)  (A x 95.5%) + B - C

                                                 or

                                  (ii)  $0.00

                              where

                              A = the Related Pool Balance

                              B = the amount of principal and Excess Interest
                                  Collections that is available to be
                                  distributed to Noteholders on the current
                                  Payment Date

                              C = the aggregate outstanding amount of
                                  Securities before giving effect to payments made on such Payment Date

                              The effect of such requirement is to maintain the Overcollateralization percentage at or above 4.50% during the Release Period.

                              The release of cash to the Company, as
                              described above is subject to satisfaction of all of the following conditions:

                              (1) the cumulative amount of all Cash Release
                                  Amounts during the Release Period shall not exceed the Initial Overcollateralization Amount;

                              (2) no Cash Release Amount will be released
                                  until the Class A-1 Notes have been repaid in full; and

                              (3) the amount in the Reserve Account shall be
                                  equal to the Specified Reserve Amount.

                              The "Release Period" is the period starting on the Payment Date on which the Cash Release Amount is first released to the Company and ending on the Payment Date on which the cumulative Cash Release Amounts equal the Initial Overcollateralization Amount.

Reserve Account.............. The "Reserve Account" will be part of the
                              Collection Account. On the Closing Date cash or Eligible Investments having a value at least equal to $4,374,980.00 (the "Specified Reserve Amount"), which is 0.25% of the Initial Securities Principal Balance, will be allocated to the Reserve Account.

                              Funds will be applied from the Reserve Account to cover any shortfalls in the payment of interest due on the Notes. In addition, the funds in the Reserve Account will be applied to the payment of principal on the Notes (i) if a Class of Notes has not otherwise been paid in full on its Final Scheduled Payment Date or (ii) if the aggregate outstanding amount of the Notes on a Payment Date exceeds the Related Pool Balance. On each Payment Date, the Reserve Account will be reinstated up to the Specified Reserve Amount as set forth in "Priority of Payments" below.

Priority of Payments ........ Collections in respect of the Receivables for each Collection Period will generally be applied in the following order of priority: (i) the Servicing Fee, together with any previously unpaid Servicing Fees, to the Servicer, (ii) interest on the Notes, to the holders of the Notes, (iii) amounts, if any, to the Reserve Account until it contains the Specified Reserve Amount, (iv) principal to the Noteholders in the amount and priority set forth herein, (v) during the Release Period, the Cash Release Amount, to the Company, (vi) after the Notes have been paid in full, to the Certificateholders until the Certificate Balance has been reduced to zero and (vii) the remaining balance, if any, to the Company.

Rating of the Notes.......... The Notes will be rated in the highest investment rating category by at least two nationally recognized rating agencies.

The Receivables Pool

      As of the Cutoff Date, each Receivable (i) had a principal balance of at least $300.00 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10.00% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Noteholders were used in selecting the Receivables.

      Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.

                          Premier Auto Trust 1999-1
                     Composition of the Receivables Pool

                                                   Weighted     Weighted
   Weighted                                         Average     Average        Average
Average APR of      Aggregate        Number of     Remaining    Original      Principal
 Receivables    Principal Balance   Receivables      Term        Term          Balance
--------------  -----------------   -----------    ---------    --------      ---------
    9.11%      $1,819,991,785.21      111,776    56.69 months  58.03 months   $16,282.49

      Approximately 78.39% of the aggregate principal balance of the Receivables, constituting 73.23% of the number of the Receivables, represent new vehicles, and approximately 21.61% of the aggregate principal balance of the Receivables, constituting 26.77% of the number of the Receivables, represent used vehicles. Approximately 86% of the aggregate principal balance of the Receivables represent vehicles manufactured by Chrysler and approximately 14% of the Initial Pool Balance represents financing of vehicles manufactured by vehicle manufacturers other than Chrysler. All of the Receivables are Si mple Interest Receivables. Approximately 6.24% of the aggregate principal balance of the Receivables are Fixed Value Receivables.

                          Premier Auto Trust 1999-1
                 Distribution by APR of the Receivables Pool

                                                            Percent of
                                                            Aggregate
                       Number of   Aggregate Principal      Principal
     APR Range        Receivables       Balance             Balance(1)
     ---------        -----------  -------------------      -----------

0.00% to 5.00% ....      3,850     $ 60,312,072.48             3.3%
5.01% to 6.00% ....      6,878      124,213,076.19             6.8
6.01% to 7.00% ....     13,030      216,153,310.05            11.9
7.01% to 8.00% ....     22,596      389,091,477.23            21.4
8.01% to 9.00% ....     17,412      296,692,957.45            16.3
9.01% to 10.00% ...     15,559      254,314,695.56            14.0
10.01% to 11.00% ..      9,100      148,994,315.25             8.2
11.01% to 12.00% ..      6,508       99,601,349.36             5.5
12.01% to 13.00% ..      4,991       72,052,717.27             4.0
13.01% to 14.00% ..      3,023       41,113,760.66             2.3
14.01% to 15.00% ..      2,615       35,935,570.07             2.0
15.01% to 16.00% ..      1,446       19,604,261.39             1.1
16.01% to 17.00% ..      1,262       17,231,346.58             0.9
17.01% to 18.00% ..      1,986       27,955,571.92             1.5
18.01% to 19.00% ..        296        3,471,869.39             0.2
19.01% to 20.00% ..      1,162       12,615,985.94             0.7
Greater than 20.00%         62          637,448.42             0.0
                       -------   -----------------           -----
   Totals .........    111,776   $1,819,991,785.21           100.0%
                       =======   =================           =====
---------------
(1) Percentages may not add to 100.0% because of rounding.

                      Premier Auto Trust 1999-1
         Geographic Distribution of the Receivables Pool(1)(2)

                           Percent of                           Percent of
                           Aggregate                             Aggregate
                           Principal                             Principal
State                       Balance     State                     Balance
-----                      ----------   -----                   ----------
Alabama ...................... 1.3%     Montana.................... 0.2%
Alaska........................ 0.3      Nebraska................... 0.7
Arizona....................... 1.5      Nevada..................... 0.5
Arkansas...................... 1.9      New Hampshire ............. 1.1
California.................... 7.9      New Jersey................. 2.5
Colorado...................... 0.8      New Mexico................. 0.6
Connecticut................... 1.1      New York .................. 3.5
Delaware...................... 0.4      North Carolina ............ 3.1
District of Columbia.......... 0.0      North Dakota .............. 0.3
Florida ...................... 7.0      Ohio....................... 1.2
Georgia....................... 4.0      Oklahoma .................. 1.3
Hawaii ....................... 0.1      Oregon..................... 1.4
Idaho......................... 0.2      Pennsylvania............... 4.3
Illinois ..................... 6.2      Rhode Island............... 0.3
Indiana....................... 2.7      South Carolina ............ 1.5
Iowa.......................... 1.2      South Dakota .............. 0.3
Kansas ....................... 1.5      Tennessee ................. 1.8
Kentucky...................... 1.0      Texas...................... 8.6
Louisiana .................... 1.1      Utah....................... 0.2
Maine ........................ 0.6      Vermont.................... 0.3
Maryland ..................... 5.8      Virginia .................. 3.4
Massachusetts ................ 2.5      Washington................. 1.3
Michigan...................... 4.1      West Virginia.............. 0.5
Minnesota .................... 2.4      Wisconsin ................. 1.3
Mississippi................... 0.5      Wyoming.................... 0.1
Missouri...................... 3.4      Total ................... 100.0%

-------------------------------
(1) Based on physical addresses of the dealers originating the receivables.
(2) Percentages may not add to 100.0% because of rounding.

Delinquencies, Repossessions and Net Losses

      Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. Fixed Value Receivables were first originated in July 1991. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.

                                                 Delinquency Experience(1)
                                                   (Dollars in Millions)

                                                     At December 31,
                         -------------------------------------------------------------------------
                                  1998                      1997                      1996
                         ---------------------    ----------------------     ---------------------
                         Number of                Number of                  Number of
                         Contracts      Amount    Contracts      Amount      Contracts      Amount
                         ---------      ------    ----------     ------      ---------      ------
Portfolio ............   1,788,062    $  24,854    1,697,755    $  21,879    1,679,880    $  21,197

Period of Delinquency
   31-60 Days ........      48,916    $     565       58,421    $     708       65,297    $     843
   61 Days or More ...       3,751           48        7,360          102        8,175          118
                         ---------    ---------    ---------    ---------    ---------    ---------
Total Delinquencies ..      52,667    $     613       65,781    $     810       73,472    $     961
                         =========    =========    =========    =========    =========    =========
Total Delinquencies as
   a Percent of the
   Portfolio .........        2.95%        2.47%        3.87%        3.70%        4.37%        4.53%

                                                     At December 31,
                         -------------------------------------------------------------------------
                                  1995                      1994                      1993
                         ---------------------    ----------------------     ---------------------
                         Number of                Number of                  Number of
                         Contracts      Amount    Contracts      Amount      Contracts      Amount
                         ---------      ------    ----------     ------      ---------      ------
Portfolio ............   1,653,533    $  20,913    1,444,736    $  16,977    1,352,218    $  14,116

Period of Delinquency
   31-60 Days ........      55,507    $     720       25,888    $     293       16,350    $     153
   61 Days or More ...       6,792          100        2,085           27        1,383           15
                         ---------    ---------    ---------    ---------    ---------    ---------
Total Delinquencies ..      62,299    $     820       27,973    $     320       17,733    $     168
                         =========    =========    =========    =========    =========    =========
Total Delinquencies as
   a Percent of the
   Portfolio .........        3.77%        3.92%        1.94%        1.88%        1.31%        1.19%

--------------------------
(1) All amounts and percentages are based on the principal balance and estimated interest to be earned on each contract. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.

                                                                 Credit Loss/Repossession Experience(1)
                                                                          (Dollars in Millions)

                                                                         Year Ended December 31
                                                -------------------------------------------------------------------------
                                                   1998        1997         1996        1995         1994         1993
                                                   ----        ----         ----        ----         ----         ----
Average Amount Outstanding
  During the Period .........................     $23,581     $21,485      $21,062     $19,486      $15,517      $12,882

Average Number of Contracts
  Outstanding During the Period .............   1,747,846   1,688,525    1,671,405   1,572,963    1,396,497    1,341,084

Percent of Contracts Acquired
  During the Period with Recourse
  to the Dealer .............................        8.83%      10.91%        9.05%      14.80%       17.00%       16.20%

Repossessions as a Percent of
  Average Number of Contracts Outstanding ...        2.77%       3.40%        3.82%       3.05%        2.36%        2.15%

Net Losses as a Percent of
  Liquidations(2)(3) ........................        2.77%       3.36%        3.17%       2.25%        1.38%        1.34%

Net Losses as a Percent of
  Average Amount Outstanding(2) .............        1.39%       1.80%        1.68%       1.16%        0.73%        0.75%


(1) Except as indicated, all amounts and percentages are based on the principal balance and estimated interest to be earned on each contract. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(3) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

     Notwithstanding the improvement in credit losses for 1998, higher credit losses could be experienced in the near term. No assurance can be given as to future results.

     The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 1.45% of the Receivables represent contracts with recourse to Dealers.